UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2018 (September 21, 2018)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

1627 U.S. Highway 1

Unit 206

Sebastian, FL 32958

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 21, 2018, Nxt-ID issued a press release announcing that its board of directors has approved a plan to separate the Company’s payment and healthcare businesses into two independent, publicly traded companies.   A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In furtherance of the proposed spin-off, the Company has received a term sheet from its investment banking firm on behalf of certain institutional investors to finance the spin-off. The terms of the agreement are to be memorialized in definitive agreements between the payment systems business being spun-off and the investors, but contemplate an private placement into the newly spun-off Company of $6 million in the form of a unit to be comprised of a to-be-designated preferred stock, common stock, and warrants at the anticipated price at which the common stock of the spun-off company will trade upon its listing on a national exchange.

This report and the attached press release contain forward-looking statements relating to, among other things, the separation, the expected timetable for completing the separation and the future performance of Nxt-ID’s payment and healthcare businesses.  A more thorough discussion of certain factors that may affect the Company’s actual results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, copies of which may be obtained by visiting Nxt-ID’s investor relations web site at http://investors.nxt-id.com/financial-information/sec-filings or the SEC’s web site at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this report or the attached press release, which are based on information available to the Company on the date hereof.  The Company assumes no obligation to update such statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated September 21, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXT-ID, INC.

Date: September 21, 2018	By:	/s/ Gino M. Pereira
Name: Gino M. Pereira Title: Chief Executive Officer

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